                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)

1. CARDINAL INVESTMENT COMPANY, INC. PROFIT SHARING PLAN

       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Cardinal Investment Company, Inc. Profit Sharing Plan

Address:                         2100 McKinney, Suite 1770, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          September 8, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:

If Amendment, Date               NA
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Vice President
                                 Date:  September 12, 2006

2.       EDWARD W. ROSE III


       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Edward W. Rose III

Address:                         2100 McKinney, Suite 1770, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          September 8, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:


If Amendment, Date               NA
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Attorney-in-Fact
                                 Date:  September 12, 2006